Copeland International Risk Managed Dividend Growth Fund

Supplement dated December 8, 2017

to the Copeland International Risk Managed Dividend Growth Fund (the “Fund”) Prospectus

dated March 31, 2017

Effective December 8th, 2017 the following changes have been made to the investment strategy of the Fund:

The fourth paragraph under “Principal Investment Strategies” on page 2 of the Prospectus and the fourth paragraph under “Principal Investment Strategies” on page 5 of the Prospectus have been deleted and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that have increased their dividend for a minimum of three consecutive years. To manage risk, the adviser utilizes a quantitative model to determine when abnormal market conditions exist, which may lead to the investment of up to 100% of the portfolio in temporary defensive investments such as cash and cash equivalents, short term exchange traded funds (“ETFs”) and investment grade bonds, for temporary defensive purposes. Specifically, the adviser utilizes quantitative signals that forecast which sectors of the market are likely to appreciate or depreciate in value. By avoiding negative sectors and increasing the Fund's allocation to positive sectors and/or temporary defensive investments, the adviser attempts to limit losses. The Fund further manages risk through its diversification strategy of allocating generally no more than 5% to a single equity security, measured at time of purchase. The Fund, in general, invests in companies with a market capitalization of at least $1 billion upon purchase, but is not restricted to any market capitalization range.

The following is added to the” Principal Investment Risks” section on page 2 of the Prospectus:

ETF Risk: Shares of ETFs have many of the same risks as direct investments in the underlying securities they invest in, although the lack of liquidity may make ETFs more volatile. ETFs have investment management fees and other expenses which will be indirectly paid by the Fund. In addition, ETFs do not necessarily trade at the net asset value of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying Funds and may result in a loss and are subject to trading and commission costs.

The “Sector Selection Strategy” section on page 5 of the Prospectus has been deleted and replaced with the following:

The adviser's investment process begins with sector selection. The adviser utilizes a quantitative model that analyzes price trends and volatility changes at the sector level to determine whether a sector is expected to appreciate or depreciate in value. Sectors that are predicted to depreciate are excluded from the portfolio. All sectors that are forecasted to appreciate are each weighted according to the relative market value of that sector to the available dividend growth universe. The adviser considers 9 international sectors, where developed and emerging market stocks are considered collectively in one signal per sector. There will be one sector signal utilized for each of the Health Care, Consumer Discretionary, Technology, Materials, Industrials, Energy, Utilities (with Telecommunication stocks grouped into the Utilities sector), Financials, and Consumer Staples sectors. These weights may then fluctuate with the market until a sector signal change causes a rebalancing, which occurs monthly if necessary. When three or fewer sectors have positive signals, the adviser begins to invest in temporary defensive investments such as cash and cash equivalents, short term ETFs and investment grade bonds. In times of extreme market weakness, when quantitative signals are negative for all sectors, the Fund may be invested 100% in temporary defensive investments.

The following is added to the “Principal Investment Risks” section on page 5 of the Prospectus:

•     ETFs Risk: To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may invest in shares of ETFs and intends to do so for temporary defensive purposes. If the Fund invests in shares of an ETF, shareholders would bear not only their proportionate share of the Fund’s expenses, but also management fees and other expenses paid by the ETF. Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities that such fund invests in or is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, ETFs do not necessarily trade at the net asset value of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying portfolios and may result in a loss. Finally, because ETFs funds trade like stocks on exchanges, they are subject to trading and commission costs.

“Temporary Defensive Investments” section on page 7 of the Prospectus has been deleted and replaced with the following:

When dictated by the quantitative sector signaling model, the Fund will invest up to 100% of its portfolio in temporary defensive investments. Specifically, the adviser utilizes sector-risk signals that forecast which sectors of the market are likely to decline in value. By avoiding these sectors and increasing the Fund's allocation to temporary defensive investments, the adviser attempts to limit losses. The temporary defensive investments include, cash and cash equivalents, short-term ETFs and investment grade bonds. Cash equivalents include, but are not limited to: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities, and repurchase agreements. While the Fund is in a defensive position, the Fund may not achieve its investment objectives of capital appreciation and income generation. Furthermore, to the extent that the Fund invests in money market mutual funds for cash equivalent positions or short-term ETFs, there will be some duplication of expenses because the Fund pays its pro-rata portion of such funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

This Supplement, the Prospectus and Statement of Additional Information provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling Shareholder Services at 1-888-9-COPELAND or on the website at www.copelandfunds.com.